UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2013

IAC/InterActiveCorp (Exact name of Registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	0-20570 (Commission File Number)	59-2712887 (I.R.S. Employer Identification No.)
555 West 18th Street, New York, NY (Address of principal executive offices)	10011 (Zip Code)
Registrant’s telephone number, including area code: (212) 314-7300
__________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.Rule 13e-4(c))

Item 8.01                      Other Events.

On November 12, 2013, IAC/InterActiveCorp (the “Company”) announced the pricing (the “Pricing”) of its offering in a private placement of $500 million aggregate principal amount of 4.875% senior notes due 2018.

The press release announcing the Pricing was issued in accordance with Rule 135c under the Securities Act of 1933, as amended, and is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.                                Description

99.1	Press Release of IAC/InterActiveCorp, dated November 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/InterActiveCorp

By:       /s/ GREGG WINIARSKI
Name:  Gregg Winiarski
Title:    Senior Vice President and General Counsel

Date: November 12, 2013

EXHIBIT INDEX

Exhibit No.                                Description

99.1	Press Release of IAC/InterActiveCorp, dated November 12, 2013